                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 20, 2006

                                 Glowpoint, Inc.
             (Exact name of registrant as specified in its Charter)



         Delaware                        0-25940                 77-0312442
         --------                        -------                 ----------
(State or other jurisdiction           (Commission           (I.R.S Employer
        of incorporation)              File Number)          Identification No.)


225 Long Avenue, Hillside, NJ                                          07205
------------------------------                                         -----
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code   (973) 282-2000

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 20, 2006, Glowpoint, Inc. (the "Company") announced via press release and conference call the Company's financial results for the quarter ended June 30, 2005. A copy of the press release is attached hereto as Exhibit
99.1. A copy of the transcript of the conference call is attached hereto as
Exhibit 99.2.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.
         Not Applicable.

(b)      Pro Forma Financial Information.
         Not Applicable.

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

         Exhibit 99.1       Text of press release dated April 20, 2006.

         Exhibit 99.2       Transcript of April 20, 2006 conference call.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOWPOINT, INC.


                                       /s/ Michael Brandofino
                                       ---------------------------------------
                                       Michael Brandofino
                                       Chief Executive Officer and President


Dated:  April 21, 2006